SCHEDULE 14A (Rule 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Eaton Vance Growth Trust
(Name of Registrant as Specified in Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Dear Eaton Vance Worldwide Health Sciences Fund Shareholder,

Our records show that we have not yet received your vote for the Special Meeting of Shareholders of Eaton Vance Worldwide Health Sciences Fund. We urge you to vote as soon as possible in order for your Eaton Vance Worldwide Health Sciences Fund to obtain a sufficient number of votes to hold the Special Meeting and avoid future reminders and the possibility of an adjournment.

THE EATON VANCE WORLDWIDE HEALTH SCIENCES FUND BOARD OF TRUSTEES RECOMMEND THAT YOU VOTE “FOR” THE PROPOSALS. No matter how many shares you own, your vote is important.

The Special Meeting of Shareholders is scheduled for Friday, July 1, 2011. To ensure your vote is received in time please use one of the following three methods to cast your vote:

Talk to a Live Agent: Call 1-866-615-7268 Monday through Friday 9:30 a.m. to 9:00 p.m. (ET), Saturday from 10:00 a.m. to 6:00 p.m. (ET).

Vote by Telephone: For touch-tone voting, please refer to your Proxy Card(s) for a toll-free number and follow the recorded instructions.

Vote Online: Go to www.proxyvote.com and enter the control number that appears on each of your Proxy Card(s). The site will provide you all further instructions.

VOTING TAKES ONLY A FEW MINUTES PLEASE VOTE TODAY

EV2 -7/1